UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-21129
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
(Exact name of registrant as specified in charter)
301 E. Colorado Boulevard, Suite 720
Pasadena, CA 91101
(Address of principal executive offices) (Zip code)
Donald F. Crumrine
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 720
Pasadena, CA 91101
(Name and address of agent for service)
Registrant’s telephone number, including area code: 626-795-7300
Date of fiscal year end: November 30
Date of reporting period: August 31, 2011
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND
To the Shareholders of Flaherty & Crumrine/Claymore Preferred Securities Income Fund:
     During the third fiscal quarter of 20111, total return on net asset value2 of the Fund was -2.6%; the fiscal year-to-date return was a more pleasing +8.8%. Prior to this most recent quarter, the Fund had nine consecutive quarters of positive returns.
     There was good news on the Fund’s dividend during the quarter — a combination of very low borrowing cost on the Fund’s leverage and relatively high income earned from the Fund’s investment portfolio led to another increase in your monthly dividend. The new rate of $0.136 (beginning in August) is 4.6% higher than the previous level.
     The Federal Reserve has indicated short-term interest rates are likely to stay at present levels at least through mid-2013. The Fund’s borrowing rate is not directly tied to the Fed’s short-term rate target, but the correlation is high, so borrowing costs should remain at or near current levels over the same period.
     On the flip side, however, the task of projecting portfolio income has become more difficult, due both to the sharp decline in interest rates and changes in the regulatory environment in which many preferred issuers operate. For instance, bank regulators here and abroad have yet to issue final guidelines for bank capital; until they do, it is hard to predict when issuers may call outstanding preferreds. We think eventually portfolio income could fall (as higher dividend paying securities are called), but we are working hard to minimize the impact.
     Conditions in financial markets are largely a tale of two houses — an ongoing economic drag from the residential housing market and a struggle of governments to get their financial houses in order. While there is a detailed discussion of these topics in our Quarterly Economic Update on the Fund’s website, our thoughts are summarized here.
     The drop in home prices and rise in foreclosures have eroded household wealth, pushed up savings, and slowed consumer spending, thus short-circuiting the cyclical recovery the economy normally would experience coming out of a deep recession. The resulting sluggish economic growth has encouraged companies to focus on reducing debt, lowering costs, and improving productivity. This has led to an unusual combination of strong profit growth and improving credit quality for corporations, but little improvement in employment. Finally, rising savings, limited demand for new investment, and highly accommodative monetary policy have pushed US Treasury rates to 60-year lows. As long as households seek to reduce indebtedness, which we expect will continue for some time, these conditions are likely to persist.
     At the same time, the deleveraging that began in the household sector has spread to the government sector. Investors are questioning governments’ ability and willingness to sustain current budgets and obligations, most visibly in the sovereign debt crisis boiling over in Europe. The uncertainty over how that situation will be resolved — and its short and long-term impact on the global economy — has sent many investors to the sidelines and out of risky assets. Although politicians are moving toward resolution of these issues, the solutions are often unpopular, and progress is likely to be slow.

[1]	June 1, 2011 — August 31, 2011

[2]	Following the methodology required by the SEC, total return includes income and principal change, plus the impact of the Fund’s leverage and expenses.

     As of August 31, 13% of the Fund’s portfolio consisted of securities issued or guaranteed by banks and insurance companies based in Europe. Each of these companies has operations throughout the world, but is tied most closely to economic conditions in the Eurozone. We believe these issuers are well capitalized and well managed, and therefore better able to handle market turbulence.
     At the end of the day, we believe long-term investors will continue to earn attractive returns on preferred securities, although there may be some bumps along the way. We will continue to manage the Fund as we always have — in quiet times and in crisis — with a disciplined eye on credit fundamentals, relative value and risk management.
     We encourage you to visit the Fund’s website www.fcclaymore.com for a more in-depth discussion of conditions in the preferred markets as well as the broader economy.

Sincerely,

Donald F. Crumrine	Robert M. Ettinger
Chairman	President

October 14, 2011

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
PORTFOLIO OVERVIEW
August 31, 2011 (Unaudited)

Fund Statistics

Net Asset Value	$16.56
Market Price	$17.43
Premium	5.25%
Yield on Market Price	9.36%
Common Stock Shares Outstanding	43,003,183

Moody’s Ratings	% of Net Assets†

AAA	0.5%
A	8.2%
BBB	74.0%
BB	13.0%
Below “BB”	2.1%
Not Rated*	0.5%
Below Investment Grade**	8.5%

*	Does not include net other assets and liabilities of 1.7%.

**	Below investment grade by all of Moody’s, S&P and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.4%
Banco Santander	5.2%
Capital One Financial	4.2%
Metlife	3.8%
HSBC Plc	3.3%
Dominion Resources	3.3%
Axis Capital	2.8%
Enbridge Energy Partners	2.7%
Wells Fargo	2.7%
Puget Energy	2.6%

% of Net Assets***†
Holdings Generating Qualified Dividend Income (QDI) for Individuals	33%
Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)	18%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
PORTFOLIO OF INVESTMENTS
August 31, 2011 (Unaudited)

Shares/$ Par		Value
Preferred Securities — 93.3%
	Banking — 36.5%

$17,750,000	Astoria Capital Trust I, 9.75% 11/01/29, Series B	$18,496,636	(1)
2,046,320	Banco Santander, 10.50% Pfd., Series 10	56,082,060	**(1)(2)
	Bank of America Corporation:
128,305	8.20% Pfd	3,194,794	*
103,235	8.625% Pfd	2,601,522	*(1)
$2,815,000	BankAmerica Institutional, Series A, 8.07% 12/31/26, 144A****	2,815,000
	Barclays Bank PLC:
$14,750,000	6.278%	10,924,219	**(1)(2)
3,300	7.75% Pfd., Series 4	80,091	**(2)
529,700	8.125% Pfd., Series 5	13,067,699	**(1)(2)
28,500	BB&T Capital Trust V, 8.95% Pfd. 09/15/63	766,830
143,290	BB&T Capital Trust VI, 9.60% Pfd. 08/01/64	3,858,800	(1)
$8,490,000	BBVA International Preferred, 5.919%	6,286,225	**(1)(2)
$13,500,000	BNP Paribas, 7.195%, 144A****	11,745,000	**(1)(2)
$34,990,000	Capital One Capital III, 7.686% 08/15/36	35,077,475	(1)
$5,362,000	Capital One Capital V, 10.25% 08/15/39	5,599,805
$5,350,000	Capital One Capital VI, 8.875% 05/15/40	5,447,338	(1)
341,100	Citigroup Capital XIII, 7.875% Pfd. 10/30/40	8,889,919	(1)
$35,100,000	Colonial BancGroup, 7.114%, 144A****	1,360,125	(3)††
15,000	Countrywide Capital IV, 6.75% Pfd. 04/01/33	331,407
28,800	FBOP Corporation, Adj. Rate Pfd., 144A****	22,464	*(3)(4)†
$8,785,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	8,192,012	(1)
93,625	Fifth Third Capital Trust V, 7.25% Pfd. 08/15/67	2,351,860
513,700	Fifth Third Capital Trust VI, 7.25% Pfd. 11/15/67	12,874,606	(1)
7,850	First Republic Preferred Capital Corporation, 10.50% Pfd., 144A****	8,016,812
14,500	First Tennessee Bank, Adj. Rate Pfd., 3.75%(5), 144A****	9,411,406	*
$1,500,000	Fleet Capital Trust II, 7.92% 12/11/26	1,481,250
8	FT Real Estate Securities Company, 9.50% Pfd., 144A****	7,668,000
	Goldman Sachs:
$2,550,000	Capital I, 6.345% 02/15/34	2,365,449	(1)
$4,362,000	Capital II, 5.793%	3,162,450	(1)
3,600	STRIPES Custodial Receipts, Adj. Rate, 10.70%(5), Pvt.	1,706,400	*(3)(4)
714,400	HSBC Holdings PLC, 8.00% Pfd., Series 2	19,054,834	**(1)(2)
$1,500,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	1,527,040	(1)
	HSBC USA, Inc.:
500,000	6.50% Pfd., Series H	12,525,750	*(1)
3,750	$2.8575 Pfd	175,430	*
98,825	ING Groep NV, 8.50% Pfd	2,420,224	**(2)

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2011 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Banking — (Continued)

$5,900,000	JPMorgan Chase Capital XVIII, 6.95% 08/17/36, Series R	$5,841,861	(1)
$6,500,000	JPMorgan Chase Capital XXVII, 7.00% 11/01/39, Series AA	6,524,680	(1)
241,593	Keycorp Capital IX, 6.75% Pfd. 12/15/66	6,160,622	(1)
279,600	Keycorp Capital X, 8.00% Pfd. 03/15/68	7,202,496	(1)
$17,800,000	Lloyds Banking Group PLC, 6.657%, 144A****	10,235,000	**(2)†
$3,150,000	MBNA Capital, 8.278% 12/01/26, Series A	3,161,812
$9,265,000	National City Preferred Capital Trust I, 12.00%	10,070,944
$4,767,000	NB Capital Trust IV, 8.25% 04/15/27	4,802,752	(1)
164,520	PNC Financial Services, 9.875% Pfd., Series L	4,637,408	*(1)
$2,500,000	PNC Preferred Funding Trust III, 8.70%, 144A****	2,563,125	(1)
8,641	Sovereign REIT, 12.00% Pfd., Series A, 144A****	10,575,245
33,400	SunTrust Capital IX, 7.875% Pfd. 03/15/68	848,778
60	Union Planters Preferred Funding, 7.75% Pfd., Series A, 144A****	4,533,750
535,705	Wachovia Preferred Funding, 7.25% Pfd., Series A	13,918,955	(1)
	Washington Mutual:
$2,100,000	9.75%, 144A****	52,500	††
$10,050,000	6.534%, 144A****	251,250	††
$11,067,000	Webster Capital Trust IV, 7.65% 06/15/37	11,266,272	(1)
	Wells Fargo & Company:
11,173	7.50% Pfd., Series L	11,630,758	*(1)
100,000	8.00% Pfd., Series J	2,900,000	*(1)
$1,000,000	Wells Fargo Capital XV, 9.75%	1,037,500

		397,796,640

	Financial Services — 3.4%

$1,340,000	Ameriprise Financial, Inc., 7.518% 06/01/66	1,356,750	(1)
7,000	AMMC CLO V Ltd., Adj. Rate, Pvt.	1,540,000	(3)(4)
$5,230,000	Claudius, Ltd. — Credit Suisse AG, 7.875%, Series B	5,203,850	(2)
$7,000,000	Gulf Stream-Compass 2005 Composite Notes, 144A****	5,017,530	(3)(4)
	Heller Financial, Inc.:
150,000	6.687% Pfd., Series C	14,962,500	*(1)
31,730	6.95% Pfd., Series D	3,211,673	*(1)
112,726	HSBC Finance Corporation, 6.36% Pfd., Series B	2,594,107	*(1)
	Lehman Brothers Holdings, Inc.:
34,000	5.67% Pfd., Series D	10,540	*††
471,500	7.95% Pfd	13,202	*††
20,000	Lehman Capital Trust III, 6.375% Pfd., Series K	3,050	††
$3,000,000	Schwab Capital Trust I, 7.50% 11/15/37	2,946,786	(1)

		36,859,988

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2011 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Insurance — 22.5%

$4,566,000	Ace Capital Trust II, 9.70% 04/01/30	$6,118,376	(1)(2)
$455,000	AON Corporation, 8.205% 01/01/27	522,756	(1)
	Arch Capital Group Ltd.:
117,750	7.875% Pfd., Series B	2,995,266	**(1)(2)
100,000	8.00% Pfd., Series A	2,518,750	**(1)(2)
	AXA SA:
$7,150,000	6.379%, 144A****	5,577,000	**(1)(2)
$1,350,000	6.463%, 144A****	1,053,000	**(2)
	Axis Capital Holdings:
117,707	7.25% Pfd., Series A	2,976,987	**(1)(2)
281,505	7.50% Pfd., Series B	27,508,331	(1)(2)
37,000	Corts Provident Financing Trust I, 8.50% Pfd.	994,375	(1)
558,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	13,357,125	(1)
$20,919,000	Everest Re Holdings, 6.60% 05/15/37	19,088,588	(1)
$4,650,000	Great West Life & Annuity Insurance, 7.153% 05/16/46, 144A****	4,452,375	(1)
$35,418,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	43,918,319	(1)
$6,600,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	6,765,000	(1)
$13,285,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	15,742,725	(1)
$13,520,000	MetLife, Inc., 10.75% 08/01/39	18,570,058	(1)
14,000	PartnerRe Ltd., 7.250% Pfd., Series E	353,920	**(2)
	Principal Financial Group:
77,000	5.563% Pfd., Series A	7,452,160	*(1)
383,000	6.518% Pfd., Series B	9,790,438	*(1)
	Renaissancere Holdings Ltd.:
148,749	6.08% Pfd., Series C	3,381,065	**(1)(2)
183,019	6.60% Pfd., Series D	4,494,947	**(1)(2)
407,200	Scottish Re Group Ltd., 7.25% Pfd	3,753,895	**(2)†
$7,500,000	Stancorp Financial Group, 6.90% 06/01/67	6,686,692	(1)
$7,425,000	USF&G Capital, 8.312% 07/01/46, 144A****	9,175,600	(1)
$13,000,000	USF&G Capital I, 8.50% 12/15/45, 144A****	16,382,925	(1)
$12,200,000	XL Capital Ltd., 6.50%, Series E	10,888,500	(1)(2)

		244,519,173

	Utilities — 25.1%

320,000	Alabama Power Company, 6.45% Pfd.	8,900,000	*(1)
	Baltimore Gas & Electric Company:
10,000	6.70% Pfd., Series 1993	1,005,938	*(1)
15,000	7.125% Pfd., Series 1993	1,516,875	*

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2011 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Utilities — (Continued)

462,029	Calenergy Capital Trust III, 6.50% Pfd. 09/01/27	$22,870,436	(1)
$18,533,000	COMED Financing III, 6.35% 03/15/33 .	16,456,766	(1)
146,100	Constellation Energy Group, 8.625% Pfd. 06/15/63, Series A .	3,949,083	(1)
$19,675,000	Dominion Resources Capital Trust I, 7.83% 12/01/27	19,875,508	(1)
$15,262,000	Dominion Resources, Inc., 7.50% 06/30/66 .	15,659,224	(1)
294,975	Entergy Arkansas, Inc., 6.45% Pfd	7,374,375	*(1)
102,000	Entergy Louisiana, Inc., 6.95% Pfd.	10,043,818	*(1)
	FPL Group Capital, Inc.:
$20,470,000	6.65% 06/15/67	19,828,020	(1)
$4,000,000	7.30% 09/01/67, Series D	4,134,976	(1)
165,000	Georgia Power Company, 6.50% Pfd., Series 2007A	17,655,000	*(1)
20,000	Gulf Power Company, 6.45% Pfd., Series 2007A .	2,151,424	*
119,805	Indianapolis Power & Light Company, 5.65% Pfd.	11,216,743	*
343,606	Interstate Power & Light Company, 8.375% Pfd., Series B .	10,071,951	*(1)
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D .	2,450,711	(1)
$24,500,000	PECO Energy Capital Trust IV, 5.75% 06/15/33	21,475,426	(1)
$4,485,000	PPL Capital Funding, 6.70% 03/30/67, Series A	4,332,954	(1)
268,000	PPL Electric Utilities Corporation, 6.25% Pfd.	6,775,388	*(1)
$28,015,000	Puget Sound Energy, Inc., 6.974% 06/01/67	28,355,074	(1)
	Southern California Edison:
124,750	6.00% Pfd., Series C	12,268,389	*(1)
9,345	6.125% Pfd	943,845	*
139,000	6.50% Pfd., Series D	14,025,976	*(1)
$10,000,000	WPS Resources Corporation, 6.11% 12/01/66 .	9,560,480	(1)

		272,898,380

	Energy — 4.9%

$28,500,000	Enbridge Energy Partners LP, 8.05% 10/01/37	29,916,877	(1)
	Enterprise Products Partners:
$565,000	7.00% 06/01/67	544,946	(1)
$21,396,000	8.375% 08/01/66, Series A	22,407,945	(1)

		52,869,768

	Real Estate Investment Trust (REIT) — 0.1%

	PS Business Parks, Inc.:
34,947	6.70% Pfd., Series P	883,506	(1)
25,000	6.875% Pfd., Series R	637,500

		1,521,006

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2011 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Miscellaneous Industries — 0.8%

105,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	$9,189,563	*(1)

		9,189,563

	Total Preferred Securities
	(Cost $1,049,382,681)	1,015,654,518

Corporate Debt Securities — 4.4%

	Banking — 0.4%

$4,900,000	Goldman Sachs Group, 6.75% 10/01/37, Sub Notes	4,665,006	(1)

		4,665,006

	Financial Services — 0.1%
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843%, 12/16/16, 144A****	800,114	(3)(4)††

		800,114

	Insurance — 1.6%

$15,750,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	14,608,220	(1)
$2,500,000	UnumProvident Corporation, 7.25% 03/15/28	2,742,192	(1)

		17,350,412

	Utilities — 1.9%

	Southern Union Company:
$9,300,000	7.60% 02/01/24, Senior Notes	11,325,605	(1)
$7,587,000	8.25% 11/15/29, Senior Notes	9,365,620	(1)

		20,691,225

	Miscellaneous Industries — 0.4%

16,500	Corp-Backed Trust Certificates, 7.00% 11/15/28, Series Sprint	408,705	(1)
	Pulte Homes, Inc.:
58,240	7.375% 06/01/46	1,285,502	(1)
$3,550,000	7.875% 06/15/32	3,053,000	(1)

		4,747,207

	Total Corporate Debt Securities
	(Cost $48,976,665)	48,253,964

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2011 (Unaudited)

Shares/$ Par		Value
U.S. Government Agencies — 0.5%
	Fannie Mae — 0.5%

$4,989,000	Fannie Mae Interest STRIPS, Zero Coupon, 05/15/29	$2,496,585
$5,010,000	Fannie Mae Principal STRIPS, Zero Coupon, 01/15/30	2,424,394

		4,920,979

	Total U.S. Government Agencies
	(Cost $4,008,047)	4,920,979

Common Stock — 0.4%
	Banking — 0.2%

54,740	CIT Group, Inc.	1,892,362	*†

		1,892,362

	Utilities — 0.2%

29,950	Exelon Corporation	1,291,444	*
46,587	PPL Corporation	1,345,433	*

		2,636,877

	Total Common Stock
	(Cost $13,358,656)	4,529,239

Money Market Fund — 0.2%

2,202,379	BlackRock Liquidity Funds, T-Fund	2,202,379

	Total Money Market Fund
	(Cost $2,202,379)	2,202,379

Total Investments (Cost $1,117,928,428***)	98.8%	1,075,561,079

Other Assets And Liabilities (Net)	1.2%	12,649,873

Total Managed Assets	100.0%‡	$1,088,210,952

Loan Principal Balance		(376,075,000)

Total Net Assets Available To Common Stock		$712,135,952

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**	Securities distributing Qualified Dividend Income only.

***	Aggregate cost of securities held.

****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2011, these securities amounted to $203,459,088 or 18.7% of total managed assets.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2011 (Unaudited)

(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $791,883,564 at August 31, 2011.

(2)	Foreign Issuer.

(3)	Illiquid.

(4)	Fair valued as of August 31, 2011.

(5)	Represents the rate in effect as of the reporting date.

†	Non-income producing.

††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.
ABBREVIATIONS:

CLO	—	Collaterized Loan Obligation
Corts	—	Corporate-Backed Trust Securities
Pfd.	—	Preferred Securities
Pvt.	—	Private Placement Securities
REIT	—	Real Estate Investment Trust
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities
STRIPES	—	Structured Residual Interest Preferred Enhanced Securities

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
For the period from December 1, 2010 through August 31, 2011 (Unaudited)

Value
OPERATIONS:
Net investment income	$53,014,156
Net realized gain/(loss) on investments sold during the period	11,939,714
Change in net unrealized appreciation/depreciation of investments	(3,871,489)

Net increase in net assets resulting from operations.	61,082,381

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(52,196,807)

Total Distributions to Common Stock Shareholders.	(52,196,807)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	2,623,039

Net increase in net assets available to Common Stock resulting from Fund share transactions	2,623,039

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$11,508,613

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period.	$700,627,339
Net increase in net assets during the period	11,508,613

End of period	$712,135,952

(1)	These tables summarize the nine months ended August 31, 2011 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2010.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
FINANCIAL HIGHLIGHTS(1)
For the period from December 1, 2010 through August 31, 2011 (Unaudited)
For a Common Stock share outstanding throughout the period.

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$16.35

INVESTMENT OPERATIONS:
Net investment income	1.24
Net realized and unrealized gain/(loss) on investments.	0.19

Total from investment operations	1.43

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.22)

Total distributions to Common Stock Shareholders	(1.22)

Net asset value, end of period	$16.56

Market value, end of period	$17.43

Common Stock shares outstanding, end of period	43,003,183

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	9.74	%*
Operating expenses including interest expense	1.65	%*
Operating expenses excluding interest expense	1.02	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	11	%**
Total managed assets, end of period (in 000’s)	$1,088,211
Ratio of operating expenses including interest expense to total managed assets	1.10	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.68	%*

(1)	These tables summarize the nine months ended August 31, 2011 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2010.

*	Annualized.

**	Not annualized.

†	The net investment income ratios reflect income net of operating expenses, including interest expense.

††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
FINANCIAL HIGHLIGHTS (Continued)
Per Share of Common Stock (Unaudited)

	Total			Dividend
	Dividends	Net Asset	NYSE	Reinvestment
	Paid	Value	Closing Price	Price(1)
December 31, 2010 - Extra	$0.0400	$16.34	$16.21	$16.28
December 31, 2010	0.1300	16.34	16.21	16.28
January 31, 2011	0.1300	16.56	16.58	16.56
February 28, 2011	0.1300	16.88	17.01	16.88
March 31, 2011	0.1300	16.91	17.08	16.91
April 29, 2011	0.1300	17.24	17.83	17.24
May 31, 2011	0.1300	17.41	18.16	17.41
June 30, 2011	0.1300	17.12	17.80	17.12
July 29, 2011	0.1300	17.19	17.45	17.19
August 31, 2011	0.1360	16.56	17.43	16.56

(1)	Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Aggregate Information for Federal Income Tax Purposes
     At August 31, 2011, the aggregate cost of securities for federal income tax purposes was $1,119,531,243, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $87,124,155 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $131,094,319.
2. Additional Accounting Standards
Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of August 31, 2011 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	August 31, 2011	Price	Inputs	Inputs
Preferred Securities
Banking	$397,796,640	$292,580,757	$103,833,294	$1,382,589
Financial Services	36,859,988	2,594,107	27,708,351	6,557,530
Insurance	244,519,173	140,501,370	104,017,803	—
Utilities	272,898,380	67,536,688	205,361,692	—
Energy	52,869,768	52,324,822	544,946	—
Real Estate Investment Trust (REIT)	1,521,006	1,521,006	—	—
Miscellaneous Industries	9,189,563	—	9,189,563	—
Corporate Debt Securities	48,253,964	27,050,438	20,403,412	800,114
U.S. Government Agencies
Fannie Mae	4,920,979	—	4,920,979	—
Common Stock
Banking	1,892,362	1,892,362	—	—
Utilities	2,636,877	2,636,877	—	—
Money Market Fund	2,202,379	2,202,379	—	—

Total Investments	$1,075,561,079	$590,840,806	$475,980,040	$8,740,233

The Fund did not have any significant transfers in and out of Level 1 and Level 2 during the period.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
     The valuation of the Fund’s investments in Level 2 and Level 3 is based primarily on market information, where available. This includes, but is not limited to, prices provided by third-party providers, observable trading activity (including the recency, depth, and consistency of such information with quoted levels), and the depth and consistency of broker-quoted prices. In the event market information is not directly available, comparable information may be observed for securities that are similar in many respects to those being valued. The Fund may employ an income approach for certain securities that also takes into account credit risk, interest rate risk, and potential recovery prospects.
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities
				Financial	Corporate Debt
	Total Investments	Banking		Services	Securities

Balance as of 11/30/10	$6,068,024	$127,411		$5,291,259	$649,354
Accrued discounts/premiums	—	—		—	—
Realized gain/(loss)	—	—		—	—
Change in unrealized appreciation/ (depreciation)	1,312,084	(104,947)		1,266,271	150,760
Purchases	—	—		—	—
Sales	—	—		—	—
Transfer in	1,360,125	1,360,125	(1)	—	—
Transfer out	—	—		—	—

Balance as of 8/31/11	$8,740,233	$1,382,589		$6,557,530	$800,114

(1)	Transferred from Level 2 to Level 3 because of lack of observable market data due to decrease in market activity for these securities.
     For the period ended August 31, 2011 total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $1,312,084.

Directors
Donald F. Crumrine, CFA
     Chairman of the Board
David Gale
Morgan Gust
Karen H. Hogan
Robert F. Wulf, CFA
Officers
Donald F. Crumrine, CFA
     Chief Executive Officer
Robert M. Ettinger, CFA
     President
R. Eric Chadwick, CFA
     Chief Financial Officer,
     Vice President and Treasurer
Chad C. Conwell
     Chief Compliance Officer,
     Vice President and Secretary
Bradford S. Stone
     Vice President and
     Assistant Treasurer
Laurie C. Lodolo
     Assistant Compliance Officer,
     Assistant Treasurer and
     Assistant Secretary
Linda M. Puchalski
     Assistant Treasurer
Investment Adviser
Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com
Servicing Agent
Guggenheim Funds Distributors, Inc.
1-866-233-4001
Questions concerning your shares of Flaherty & Crumrine/Claymore Preferred Securities Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —
BNY Mellon Shareowner Services P.O. Box 358035 Pittsburgh, PA 15252-8035 1-866-351-7446
This report is sent to shareholders of Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly
Report
August 31, 2011
www.fcclaymore.com

Item 2.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer (principal executive officer)
Date 10/25/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer (principal executive officer)
Date 10/25/11

By (Signature and Title)*	/s/ R. Eric Chadwick R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President (principal financial officer)
Date 10/25/11

*	Print the name and title of each signing officer under his or her signature.